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                           FIRST AMERICAN FUNDS, INC.

                           GOVERNMENT OBLIGATIONS FUND
                             PRIME OBLIGATIONS FUND
                            TAX FREE OBLIGATIONS FUND
                            TREASURY OBLIGATIONS FUND
                         U.S. TREASURY MONEY MARKET FUND

                               (All Share Classes)

                        SUPPLEMENT DATED DECEMBER 5, 2008
                   TO THE PROSPECTUSES DATED OCTOBER 31, 2008

This supplement provides new information regarding the participation of Government Obligations Fund, Prime Obligations Fund, Tax Free Obligations Fund, Treasury Obligations Fund, and U.S. Treasury Money Market Fund (the "Funds") in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program guarantees the net asset value of certain shares of participating money market funds as of September 19, 2008.

As stated in the Funds' current Prospectuses, each of the Funds elected to participate in the Program for the three-month period ended December 18, 2008. The Program was scheduled to expire on that date, unless extended by the Treasury. On November 24, 2008, the Treasury announced the extension of the Program until April 30, 2009. Funds were given until December 5, 2008 to apply for continued participation in the Program.

Government Obligations Fund, Prime Obligations Fund and Tax Free Obligations Fund have applied for continued participation in the Program through the Treasury's extension date of April 30, 2009. Treasury Obligations Fund and U.S. Treasury Money Market Fund have not applied for continued participation and thus will not participate in the Program after December 18, 2008. These two Funds invest exclusively in direct obligations of the U.S. Treasury and either repurchase agreements secured by U.S. Treasury obligations (in the case of Treasury Obligations Fund) or other money market funds that invest exclusively in U.S. Treasury obligations (in the case of U.S. Treasury Money Market Fund).

Continued participation in the Program for the period from December 19, 2008 through April 30, 2009 requires a payment to the Treasury in the amount of 0.015% of the net asset value of each of the participating Funds as of September 19, 2008. These payments are not reflected in the Annual Fund Operating Expenses tables in the Funds' current Prospectuses and are in addition to amounts previously paid by the Funds for participation in the initial three months of the Program. Each participating Fund will bear the expense of its participation in the Program without regard to any fee waivers or expense limitations currently in effect for the Funds.

The Treasury may extend the Program beyond April 30, 2009 through the close of business on September 18, 2009. If the Program is extended, the board of directors will consider whether Government Obligations Fund, Prime Obligations Fund and Tax Free Obligations Fund should continue to participate in the Program.

Additional information regarding the Program is contained in the Prospectuses referenced above. To request a copy of a Prospectus, please call 800 677-FUND.

             PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

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